UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2016
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Executive Vice President, Operations
Effective August 19, 2016, T. Mitch Little, 53, was appointed as executive vice president, operations, pursuant to which he will oversee our resource play and conventional businesses. Mr. Little was appointed vice president-conventional in December 2015, having served as vice president, international and offshore exploration and production operations since September 2013, and as vice president, international production operations since September 2012.  Prior to that, Mr. Little was resident manager for our Norway operations and served as general manager, worldwide drilling and completions.  Mr. Little joined the Company in 1986 and has since held a number of engineering and management positions of increasing responsibility.
Effective August 19, 2016, Lance W. Robertson ceased serving as the Company’s vice president, resource plays.
Appointment of Interim Chief Financial Officer
Effective August 19, 2016, John R. Sult ceased serving as the Company’s executive vice president and chief financial officer.
Effective August 19, 2016, Patrick J. Wagner, 52, was appointed as interim chief financial officer while the Company conducts a search for a permanent chief financial officer. Mr. Wagner was appointed as the Company’s vice president-corporate development and strategy in April 2014. Prior to joining the Company, he served as senior vice president, western business unit, for QR Energy LP (an oil and natural gas producer) and the affiliated Quantum Resources Management (a private equity firm), which he joined in early 2012 as vice president, exploitation. Prior to that, Mr. Wagner was managing director in Houston for Scotia Waterous, the oil and gas arm of Scotiabank (an international banking services provider), from 2010 to 2012. Before joining Scotia, Mr. Wagner was vice president, Gulf of Mexico, for Devon Energy Corp. (an oil and natural gas producer), having joined Devon in 2003 as manager, international exploitation.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1    Press release issued by Marathon Oil Corporation, dated August 22, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

August 22, 2016	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index
99.1    Press release issued by Marathon Oil Corporation, dated August 22, 2016